UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ConocoPhillips

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 9, 2012.

Meeting Information

Meeting Type:          Annual

CONOCOPHILLIPS

Meeting Information

Meeting Type:          Annual

For holders as of:    March 12, 2012

Date: May 9, 2012     Time: 9:00 a.m. Central Time

Location:     Omni Houston Hotel at Westside

13210 Katy Freeway

                      Houston, Texas 77079

(GRAPHIC)

600 N. DAIRY ASHFORD

MCLEAN BUILDING #3025

HOUSTON, TX 77079

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT

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Have the information that is printed in the box marked by the arrow (GRAPHIC) (located on the following page) and visit: www.proxyvote.com.

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— How To Vote —

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1-3.

1. ELECTION OF DIRECTORS

Nominees:

1a.	Richard L. Armitage

1b. Richard H. Auchinleck

1c.	James E. Copeland, Jr.

1d. Kenneth M. Duberstein

1e. Ruth R. Harkin

1f. Ryan M. Lance

1g. Mohd H. Marican

1h. Harold W. McGraw III

1i. James J. Mulva

1j. Robert A. Niblock

1k. Harald J. Norvik

1l. William K. Reilly

1m. Victoria J. Tschinkel

1n. Kathryn C. Turner

1o.	William E. Wade, Jr.
2.	Proposal to ratify appointment of Ernst & Young LLP as ConocoPhillips’ independent registered public accounting firm for 2012.
3.	Advisory Approval of Executive Compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4-8.

4.	Company Environmental Policy (Louisiana Wetlands).
5.	Accident Risk Mitigation.
6.	Report on Grassroots Lobbying Expenditures.
7.	Greenhouse Gas Reduction Targets.
8.	Gender Expression Non-Discrimination.
9.	In its discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.